SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

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                                FORM 8-K

                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  June 17, 2003.

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                             INNOVO GROUP INC.

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            (Exact name of registrant as specified in its charter)




        Delaware                 0-18926               11-2928178
        ----------               --------              -----------
(State or other Jurisdiction (Commission File No.)   (IRS Employer
 of Incorporation)                                 Identification No.)



5900 S. Eastern Ave., Suite 124, Commerce, CA         90040
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  (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (323) 725-5516

                             No Change
                             ---------
   (Former Name or Former Address, if Changed Since Last Report)



Item 7.  Exhibits.

Exhibit No.   Exhibit
99.1          Presentation slides for meetings on June 17, 18 and 19, 2003


Item 9.  Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Innovo Group Inc. disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 is a copy of the slides which will be presented at various investor meeting, including the Equities Magazine Conference.

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                        SIGNATURE
     Pursuant  to  the  requirements of   the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INNOVO GROUP, INC.

Dated:  June 17, 2003         By:  /s/ Samuel J. Furrow, Jr.
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                                 Samuel J. Furrow, Jr.
                                 Chief Executive Officer